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                      [LOGO OF AMERICREDIT APPEARS HERE]

                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE

Contact:  Kim Welch
          Investor Relations
          (817) 302-7009


                        AMERICREDIT CORP. ANNOUNCES ITS
                 21st CONSECUTIVE QUARTERLY EARNINGS INCREASE
                 AND RECORD FISCAL YEAR END OPERATING RESULTS



FORT WORTH, TEXAS August 4, 1999 - AMERICREDIT CORP. (NYSE: ACF) today announced record net income of $22,477,000, or $0.33 per share, for its fourth fiscal quarter ended June 30, 1999, versus earnings of $13,901,000, or $0.21 per share, for the quarter ended June 30, 1998. On a comparative basis, net income increased 62% and earnings per share rose 57%.

For the fiscal year ended June 30, 1999, AmeriCredit reported record net income of $74,840,000, or $1.11 per share, versus earnings of $49,301,000, or $0.76 per share, for the fiscal year ended June 30, 1998, representing an increase of 52% in net income and an increase of 46% in earnings per share.

Automobile loan purchases were $888,902,000 for the fourth quarter of fiscal 1999, an increase of 58% over loan purchases of $561,079,000 for the fourth quarter of fiscal 1998. For the fiscal year ended June 30, 1999, automobile loan purchases were $2,879,796,000, 66% higher than loan purchases of $1,737,813,000 for the fiscal year ended June 30, 1998.

AmeriCredit's managed auto receivables totaled $4,105,468,000 at June 30, 1999, an increase of 78% since June 30, 1998. The Company opened 8 branch locations in its fourth fiscal quarter bringing the total number of branch locations to 176 in 41 states and Canada at June 30, 1999.


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Annualized net charge-offs decreased to 4.5% of average managed auto receivables for the fourth quarter ended June 30, 1999, from 5.1% for the fourth quarter of fiscal 1998. Net charge-offs for the fiscal year ended June 30, 1999 were 4.7%, down from 5.3% for the fiscal year ended June 30, 1998.

Managed auto receivables more than sixty days delinquent were 1.8% of total managed auto receivables at June 30, 1999, down from 2.6% at June 30, 1998.

The statistical summary attached to this release includes a table presenting pro-forma "portfolio-based" earnings data.

AmeriCredit is a national consumer finance company specializing in purchasing, securitizing and servicing automobile loans and originating and selling mortgage loans. AmeriCredit maintains a web site at www.americredit.com that contains further information on the Company.

AmeriCredit will host a conference call for analysts and investors at 10:30 A.M. EDT on August 5, 1999. For an Internet broadcast of this conference call please go to www.vcall.com before 10:30 A.M. EDT on August 5, 1999 to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.



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
AmeriCredit Corp.
Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)

                                          Three Months Ended                                   Year Ended
                                                June 30,                                         June 30,
                                  ---------------------------------------         ----------------------------------------
                                         1999                  1998                      1999                   1998
                                  ----------------      -----------------         -----------------      -----------------
Revenue:
     Finance charge income             $    23,750            $    15,785               $    75,288            $    55,837
     Gain on sale of receivables            53,341                 31,356                   169,892                103,194
     Servicing fee income                   24,264                 13,521                    85,966                 47,910
     Other income                              949                    494                     4,310                  2,395
                                  ----------------      -----------------         -----------------      -----------------
                                           102,304                 61,156                   335,456                209,336
                                  ----------------      -----------------         -----------------      -----------------
Costs and expenses:
     Operating expenses                     49,585                 28,382                   165,345                 94,484
     Provision for losses                    3,040                  2,009                     9,629                  7,555
     Interest expense                       13,132                  8,162                    38,792                 27,135
                                  ----------------      -----------------         -----------------      -----------------
                                            65,757                 38,553                   213,766                129,174
                                  ----------------      -----------------         -----------------      -----------------

Income before income taxes                  36,547                 22,603                   121,690                 80,162

Income tax provision                        14,070                  8,702                    46,850                 30,861
                                  ----------------      -----------------         -----------------      -----------------

     Net income                        $    22,477            $    13,901               $    74,840            $    49,301
                                  ================      =================         =================      =================

Earnings per share:
     Basic                                   $0.35                  $0.23                     $1.19                  $0.82
                                  ================      =================         =================      =================
     Diluted                                 $0.33                  $0.21                     $1.11                  $0.76
                                  ================      =================         =================      =================

Weighted average shares                 63,802,626             61,272,126                63,005,746             60,188,788
                                  ================      =================         =================      =================
Weighted average shares and
     assumed incremental shares         68,695,877             66,597,676                67,191,235             65,203,460
                                  ================      =================         =================      =================



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
Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)
                                                         June 30,                March 31,               June 30,
                                                           1999                    1999                    1998
                                                   ------------------       -----------------       ----------------

Cash and short term investments                            $   21,189                $ 36,846               $ 33,087
Finance receivables, net                                      456,009                 415,421                342,853
Interest-only receivables from Trusts                         191,865                 173,643                131,694
Investments in Trust receivables                              195,598                 157,201                 98,857
Restricted cash                                               107,399                  82,809                 55,758
Other assets                                                   91,427                  72,062                 51,422
                                                   ------------------       -----------------       ----------------

     Total assets                                          $1,063,487                $937,982               $713,671
                                                   ==================       =================       ================

Borrowings under warehouse lines                           $  114,659                $255,531               $165,608
Senior notes                                                  375,000                 175,000                175,000
Other notes payable                                            17,874                  12,759                  6,410
Other liabilities                                             156,224                 133,928                 78,805
                                                   ------------------       -----------------       ----------------

     Total liabilities                                        663,757                 577,218                425,823

Shareholders' equity                                          399,730                 360,764                287,848
                                                   ------------------       -----------------       ----------------

     Total liabilities and shareholders equity             $1,063,487                $937,982               $713,671
                                                   ==================       =================       ================

Cash Flows From Operating Activities:
(Unaudited, Dollars in Thousands)
                                               Three Months Ended                               Year Ended
                                                     June 30,                                     June 30,
                                      ------------------------------------          ------------------------------------
                                             1999                 1998                    1999                  1998
                                      ------------------   ---------------          -----------------    ----------------

Cash revenue
    Finance charge income                    $ 23,750             $ 15,785               $  75,288             $  55,837
    Servicing fee income                       22,278               11,900                  73,241                37,043
    Cash gain on sale                           3,226                 (671)                 12,135                 6,789
    Other income                                  949                  494                   4,310                 2,395
    Securitization distributions                9,349               16,724                  44,531                43,807
    Changes in working capital                  2,452               17,549                  25,231                 9,063
                                      ---------------      ---------------          --------------       ---------------
                                               62,004               61,781                 234,736               154,934
                                      ---------------      ---------------          --------------       ---------------

Cash expenses
    Operating expenses                        (43,842)             (26,968)               (152,700)              (89,986)
    Interest expense                          (13,132)              (8,162)                (38,792)              (27,135)
                                      ---------------      ---------------          --------------       ---------------
                                              (56,974)             (35,130)               (191,492)             (117,121)
                                      ---------------      ---------------          --------------       ---------------

Operating cash flow                             5,030               26,651                  43,244                37,813

Upfront credit enhancement rerquirement       (25,500)             (13,325)                (82,750)              (56,725)

Early release of credit enhancement                 -                    -                  23,000                     -
                                      ---------------      ---------------          --------------       ---------------

    Net cash flow                            $(20,470)            $ 13,326               $ (16,506)            $ (18,912)
                                      ===============      ===============          ==============       ===============



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
Other Financial Data
(Unaudited, Dollars in Thousands)

                                                  Three Months Ended                                    Year Ended
                                                        June 30,                                         June 30,
                                     -------------------------------------------          -----------------------------------------
                                             1999                     1998                        1999                    1998
                                     ------------------      -------------------          -----------------       -----------------
Auto lending operations
     Auto loan originations                  $  888,902               $  561,079                 $2,879,796              $1,737,813
     Auto loans sold                            849,999                  520,000                  2,770,000               1,637,499
     Gain on sale of auto loans                  50,901                   30,014                    162,353                  98,842
     Gain on sale of auto loans                     6.0%                     5.8%                       5.9%                    6.0%
     (% of loans sold)

     Average owned receivables               $  406,583               $  268,694                 $  320,962              $  250,304
     Average serviced receivables             3,438,215                1,844,995                  2,808,501               1,399,112
                                     ------------------      -------------------          -----------------       -----------------
     Average managed receivables             $3,844,798               $2,113,689                 $3,129,463              $1,649,416
                                     ==================      ===================          =================       =================



Mortgage lending operations
     Mortgage loan originations              $   94,017               $   42,632                 $  297,535              $  137,169
     Mortgage loans sold                         95,143                   48,954                    294,096                 119,683
     Gain on sale of mortgage loans               2,440                    1,343                      7,539                   4,353
     Gain on sale of mortgage loans                 2.6%                     2.7%                       2.6%                    3.6%
      (% of loans sold)


                                                              June 30, 1999
                                    ----------------------------------------------------------------

Auto loan portfolio                        Owned                 Serviced              Total Managed
                                      ---------------         ---------------         ---------------
     Principal                              $444,128              $3,661,340              $4,105,468
     Allowance for losses                    (11,841)               (354,338)               (366,179)
                                    ----------------        ----------------        ----------------
                                            $432,287              $3,307,002              $3,739,289
                                    ================        ================        ================
     Allowance for losses (%)                    2.7%                    9.7%                    8.9%
                                    ================        ================        ================

                                               June 30,                June 30,
                                                 1999                    1998
                                          ----------------        ---------------
Auto loan delinquency (%)
     31 - 60 days                                      6.8%                   5.5%
     > 60 days                                         1.8%                   2.6%
                                          ----------------        ---------------
                                                       8.6%                   8.1%
     Repossessions                                     0.9%                   0.8%
                                          ----------------        ---------------

                                                       9.5%                   8.9%
                                          ================        ===============




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
Pro Forma "Portfolio-Based" Earnings Data
(Unaudited, Dollars in Thousands)

                                                      Three Months Ended                                   Year Ended
                                                           June 30,                                         June 30,
                                            --------------------------------------------   ---------------------------------------
                                                   1999                      1998                   1999              1998


Finance charge, fee and other income                 $189,702                   $108,985              $ 621,048        $ 340,951
Funding costs                                         (69,022)                   (38,726)              (220,958)        (120,546)
                                                -------------              -------------           ------------    -------------
     Net margin                                       120,680                     70,259                400,090          220,405

Operating expenses                                    (49,585)                   (28,383)              (165,345)         (94,485)
Credit losses                                         (43,453)                   (27,084)              (147,344)         (88,002)
                                                -------------              -------------           ------------    -------------

Pre-tax "portfolio-based" income                       27,642                     14,792                 87,401           37,918
Income taxes                                          (10,642)                    (5,695)               (33,649)         (14,598)
                                                -------------              -------------           ------------    -------------

     Net "portfolio-based" income                    $ 17,000                   $  9,097              $  53,752        $  23,320
                                                =============              =============           ============    =============
     Diluted "portfolio-based"
     earnings per share                              $   0.25                   $   0.14              $    0.80        $    0.36
                                                =============              =============           ============    =============

     Return on managed assets
     (auto business)                                      1.8%                       1.7%                   1.7%             1.4%
                                                =============              =============           ============    =============


1 The pro forma "portfolio-based" earnings data above presents the Company's operating results under the assumption that securitization transactions are financings and no gain on sale or servicing fee income is recognized. Instead, finance charge income and fees as well as interest and other costs are recognized over the life of the securitized receivables as accrued. Credit losses are recorded as incurred. While the pro forma "portfolio-based" earnings data does not purport to present the Company's operating results in accordance with GAAP, the Company believes such presentation provides another measure for assessing the Company's performance.


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